Exhibit 99.1

                           Joint Filing Agreement

          The undersigned hereby agree that the Amendment No.4 to the Statement on Schedule 13D filed herewith (and any subsequent amendments thereto), relating to the common stock, par value $0.01 per share, of Interstate Hotels & Resorts, Inc., is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated: August 17, 2004

                                        LB INTERSTATE GP LLC

                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name:  Joseph J. Flannery
                                           Title: Authorized Signatory

                                        LB INTERSTATE LP LLC

                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name:  Joseph J. Flannery
                                           Title: Authorized Signatory

                                        PAMI LLC

                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name:  Joseph J. Flannery
                                           Title: Authorized Signatory

                                        PROPERTY ASSET MANAGEMENT INC.

                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name:  Joseph J. Flannery
                                           Title: Authorized Signatory

                                        LEHMAN ALI INC.

                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name:  Joseph J. Flannery
                                           Title: Authorized Signatory

                                        LEHMAN BROTHERS HOLDINGS INC.

                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name:  Joseph J. Flannery
                                           Title: Authorized Signatory

                                        DEL-IHC, LLC

                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name:  Donald E. Lefton
                                           Title: Authorized Signatory

                                        DONALD E. LEFTON

                                         /s/ Donald E. Lefton
                                        -----------------------------------


                                        SMW-IHC, LLC

                                        By: /s/ Sherwood M. Weiser
                                           --------------------------------
                                           Name:  Sherwood M. Weiser
                                           Title: Authorized Signatory


                                        SHERWOOD M. WEISER

                                         /s/ Sherwood M. Weiser
                                        -----------------------------------


                                        KFP INTERSTATE ASSOCIATES, LLC

                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name:  Jaffer Khimji
                                           Title: Authorized Signatory

                                        KFP INTERSTATE, LLC

                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name:  Jaffer Khimji
                                           Title: Authorized Signatory


                                        GROSVENOR, LC

                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name:  Jaffer Khimji
                                           Title: Authorized Signatory


                                        QUADRANGLE TRUST COMPANY (BVI) LIMITED
                                          AS TRUSTEE OF THE NEWLYN TRUST

                                        By: /s/ Nicholas Lane and Miles Walton
                                           --------------------------------
                                           Name:  Nicholas Lane / Miles Walton
                                           Title: Authorized Signatories

                                        KFP HOLDINGS, LTD.

                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name:  Jaffer Khimji
                                           Title: Authorized Signatory


                                        KARIM ALIBHAI

                                        /s/ Karim Alibhai
                                        -----------------------------------



                                        KFP/LB IHR II, LP

                                        By:    KFP/LB IHR GP, LLC,
                                               its General Partner

                                               By: /s/ Jaffer Khimji
                                                  -----------------------------
                                                  Name:  Jaffer Khimji
                                                  Title: Authorized Signatory

                                        KFP/LB IHR GP, LLC

                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name:  Jaffer Khimji
                                           Title: Authorized Signatory


                                        KA/LB IHR II, LP

                                        By:    KA/LB IHR GP, LLC,
                                               its General Partner

                                               By: /s/ Karim Alibhai
                                                  -----------------------------
                                                  Name:  Karim Alibhai
                                                  Title: Managing Member


                                        KA/LB IHR GP, LLC

                                        By: /s/ Karim Alibhai
                                           --------------------------------
                                           Name:  Karim Alibhai
                                           Title: Managing Member


                                        CG VENTURES/LB IHR II, LP

                                        By:    CG Ventures/LB IHR GP, LLC,
                                               its General Partner

                                               By: /s/ Haider Alibhai Ukani
                                                  -----------------------------
                                                  Name:  Haider Alibhai Ukani
                                                  Title: Vice President

                                        CG VENTURES/LB IHR GP, LLC

                                        By: /s/ Haider Alibhai Ukani
                                           --------------------------------
                                           Name:  Haider Alibhai Ukani
                                           Title: Vice President


                                        HAIDER ALIBHAI UKANI

                                         /s/ Haider Alibhai Ukani
                                        -----------------------------------

                                        SMW/LB IHR II, LP

                                        By:    SMW/LB IHR GP, LLC,
                                               its General Partner

                                               By: /s/ Sherwood M. Weiser
                                                  -----------------------------
                                                  Name:  Sherwood M. Weiser
                                                  Title: Managing Member


                                        SMW/LB IHR GP, LLC


                                        By: /s/ Sherwood M. Weiser
                                           --------------------------------
                                           Name:  Sherwood M. Weiser
                                           Title: Managing Member


                                        DEL/LB IHR II, LP

                                        By:    DEL/LB IHR GP, Inc.,
                                               its General Partner

                                               By: /s/ Donald E. Lefton
                                                  -----------------------------
                                                  Name:  Donald E. Lefton
                                                  Title: President


                                        DEL/LB IHR GP, INC.

                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name:  Donald E. Lefton
                                           Title: President


                                        PS/LB IHR II, LP

                                        By:    PS/LB IHR GP, Inc.,
                                               its General Partner

                                               By: /s/ Peter Sibley
                                                  -----------------------------
                                                  Name:  Peter Sibley
                                                  Title: President


                                        PS/LB IHR GP, INC.

                                        By: /s/ Peter Sibley
                                           --------------------------------
                                           Name:  Peter Sibley
                                           Title: President

                                        PETER SIBLEY

                                         /s/ Peter Sibley
                                        -----------------------------------


                                        CGLH PARTNERS I LP

                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name:  Joseph J. Flannery
                                           Title: Authorized Signatory


                                        CGLH PARTNERS II LP

                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name:  Joseph J. Flannery
                                           Title: Authorized Signatory


                                        MK/CG GP LLC

                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name:  Donald E. Lefton
                                           Title: Authorized Signatory


                                        MK/CG LP LLC

                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name:  Donald E. Lefton
                                           Title: Authorized Signatory


                                        CG INTERSTATE ASSOCIATES LLC

                                        By: /s/ Karim Alibhai
                                           --------------------------------
                                           Name:  Karim Alibhai
                                           Title: Authorized Signatory


                                        CONTINENTAL GENCOM HOLDINGS, LLC

                                        By: /s/ Karim Alibhai
                                           --------------------------------
                                           Name:  Karim Alibhai
                                           Title: Authorized Signatory